UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2004

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place Santa Ana, CA (Address of principal executive offices)		92705 (Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 5. Other Events and Regulation FD Disclosure.

     Advanced Medical Optics, Inc. (“AMO,” “we”, “us” or “our”) is providing certain supplemental information concerning AMO and its business and its acquisition of the ophthalmic surgical business of Pfizer Inc. This supplemental information is set forth in Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     Exhibit 99.1 includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, as more fully set forth therein. We caution you that any forward-looking statement reflects only our belief at the time the statement is made. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity, performance or achievements. Except as required by law, we undertake no obligation to update Exhibit 99.1 to reflect events or developments after the date of this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Supplemental information concerning AMO and its business and its acquisition of the ophthalmic surgical business of Pfizer Inc.

          99.2 Consent of KPMG LLP

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC. (Registrant)
	By:	/s/ Aimee S. Weisner
Date: June 15, 2004		Aimee S. Weisner
Corporate Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit
No.
99.1	Supplemental information concerning AMO and its business and its acquisition of the ophthalmic surgical business of Pfizer Inc.

99.2	Consent of KPMG LLP